STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER
                                  INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The date underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and according, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not forma primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                  BEAR STEARNS
                  COMMERCIAL MORTGAGE SECURITIES INC. 1999 - C1

                    $ 439.8 MM PUBLICLY OFFERED CERTIFICATES
                          SEQUENTIAL PAY REMIC CLASSES

------------------------------------------------------------------------------------------------------
                                       INITIAL AGGREGATE                                 APPROX.
                                          CERTIFICATE      APPROX.      APPROX.         PRINCIPAL
           RATINGS        CREDIT           BALANCE OR      DOLLAR      WEIGHTED          WINDOW
  CLASS  S&P/MOODY'S     SUPPORT        NOTIONAL AMOUNT    PRICE     AVERAGE LIFE*       (YRS.)*
------------------------------------------------------------------------------------------------------
A-1        AAA/Aaa        22.50%          $89,632,000     101.50%         5.5         03/99 - 05/08
------------------------------------------------------------------------------------------------------
A-2        AAA/Aaa        22.50%         $280,821,086     101.50%        9.75         05/08 - 02/09
------------------------------------------------------------------------------------------------------
B          AA/Aa2         17.50%          $23,900,199     101.50%        11.10        02/09 - 07/12
------------------------------------------------------------------------------------------------------
C           A/A2          13.75%          $17,925,149     101.00%        14.34        07/12 - 09/13
------------------------------------------------------------------------------------------------------
D          ***/Baa         9.25%          $21,510,179      93.10%        14.67        09/13 - 10/13
------------------------------------------------------------------------------------------------------
E         ***/Baa3         8.00%           $5,975,050      86.40%        14.68        10/13 - 10/13
------------------------------------------------------------------------------------------------------
X**, F-K   Not Offered
------------------------------------------------------------------------------------------------------

*     ASSUMING NO PREPAYMENTS (OTHER THAN ON THE ANTICIPATED REPAYMENT DATE, IF
      ANY), MODIFICATIONS, LOSSES, EXTENSIONS, CLEAN-UP CALLS AND THAT ALL LOANS BALLOON AT MATURITY OR ANTICIPATED REPAYMENT DATE.
** THE PASS-THROUGH RATE ON THE CLASS X CERTIFICATES IS EQUAL TO THE EXCESS, IF ANY, OF (I) THE WEIGHTED AVERAGE OF THE NET MORTGAGE RATES ON THE MORTGAGE LOANS AS OF THE CUT-OFF DATE OVER (II) THE WEIGHTED AVERAGE OF THE PASS-THROUGH RATES OF THE OTHER CLASSES.
***   NOT RATED BY S&P.
Note: ALL PUBLICLY OFFERED CLASSES WILL BE PRICED OFF OF THE INTERPOLATED
      TREASURY CURVE.



   SETTLEMENT DATE:          On or about February 10, 1999.

   COLLATERAL:               113 Mortgage Loans with an aggregate Cut-Off Date
                             balance of $478,003,982; approximately 26.37%
                             multifamily, 21.72% office, 21.30% retail, 8.99%
                             mixed-use, 8.97% hotel, 7.18% industrial, 5.47%
                             various other asset classes.
   LOAN SELLER:              Bear, Stearns Funding, Inc.

   WA DSCR / LTV:            1.71x  /  61.58% at the Cut-Off Date (47.94% at
                             Maturity).

   CALL PROTECTION:          100% of the Mortgage Loans are protected by
                             Lockout and/or Yield Maintenance.

   SERVICER:                 GE Capital Loan Services, Inc.

   SPECIAL SERVICER:         GE Capital Realty Group, Inc.

   UNDERWRITER:              Bear, Stearns & Co. Inc.


              TRADING:                                COMMERCIAL MORTGAGE:
JIM HIGGINS/KEITH FLOOD/CRAIG SEDMAK                 JIM REICHEK/RANDY REIFF
           (212) 272-5451                         (212) 272-2345/(212) 272-3049



-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1


TABLE OF CONTENTS

                                                            PAGE

         I  CREDIT SUPPORT STRUCTURE                           1

        II  TRANSACTION SUMMARY                                2

       III  CERTIFICATE STRUCTURE SUMMARY                    3-5

        IV  MORTGAGE LOAN/COLLATERAL SUMMARY                7-10

         V  TEN LARGEST LOANS                              11-13

        VI  PREPAYMENT PREMIUMS & YIELD MAINTENANCE        14-16

       VII  INDIVIDUAL MORTGAGE LOAN INFORMATION           17-22

      VIII  PRICE/YIELD TABLES                             23-27



-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

                                                                              1
CREDIT SUPPORT STRUCTURE


        INITIAL                                     PRINCIPAL AND       INITIAL                                 CLASS SIZE AS A
         CREDIT                                       INTEREST        CERTIFICATE       INITIAL RATINGS      PERCENT OF AGGREGATE
        SUPPORT      INTEREST-ONLY CERTIFICATES     CERTIFICATES        BALANCE           S&P/MOODY'S        CUT-OFF DATE BALANCE
         22.50%                                       Class A-1          $89,632,000     ("AAA"/"Aaa")              18.75%
         22.50%                                       Class A-2         $280,821,086     ("AAA"/"Aaa")              58.75%
         17.50%                                        Class B           $23,900,199      ("AA"/"Aa2")               5.00%
         13.75%                Class X                 Class C           $17,925,149       ("A"/"A2")                3.75%
         9.25%              $478,003,982               Class D           $21,510,179      (NR/"Baa2")                4.50%
         8.00%        (Initial Notional Amount)        Class E            $5,975,050      (NR/"Baa3")                1.25%
         5.25%               NOT OFFERED               Class F           $13,145,110      Not Offered                2.75%
         4.25%                                         Class G            $4,780,040      Not Offered                1.00%
         3.50%                                         Class H            $3,585,030      Not Offered                0.75%
         1.50%                                         Class I            $9,560,080      Not Offered                2.00%
         1.00%                                         Class J            $2,390,020      Not Offered                0.50%
          N/A                                          Class K            $4,780,040      Not Offered                1.00%







                            BEAR, STEARNS & CO. INC.


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

TRANSACTION SUMMARY


      DEPOSITOR:                     Bear Stearns Commercial Mortgage
                                     Securities Inc.

      OFFERED CERTIFICATES:          Class A-1 and Class A-2 (together the
                                     "Class A Certificates"), Class B, Class C,
                                     Class D, Class E.

      LOAN SELLER:                   Bear, Stearns Funding, Inc.

      RATING AGENCIES:               Standard & Poor's Ratings Services, a
                                     division of the McGraw-Hill  Companies,
                                     Inc. ("S&P") / Moody's Investor Services
                                     ("Moodys").

      LEGAL STRUCTURE:               Sequential pay REMIC classes rated AAA/Aaa
                                     through NR/Baa3 offered.

      CUT-OFF DATE:                  February 1, 1999.

      SETTLEMENT DATE:               On or about February 10, 1999.

      DISTRIBUTION DATE:             Monthly on the 14th or the next business
                                     day.  The first Distribution Date will
                                     occur in March 1999.

      DELAY DAYS:                    13.

      SERVICER:                      GE Capital Loan Services, Inc.

      SPECIAL SERVICER:              GE Capital Realty Group, Inc.

      TRUSTEE:                       LaSalle National Bank.

      ERISA: Classes A-1, and A-2 may qualify for certain exemptions from the plan asset rules of ERISA.

      SMMEA ELIGIBILITY:             Classes A-1, A-2 and B will constitute
                                     "mortgage related securities" within the meaning of the Secondary Mortgage Market
                                     Enhancement Act of 1984 ("SMMEA").

      OPTIONAL TERMINATION:          1% Clean-Up Call.

      CERTIFICATE REGISTRATION:      Each Class of Offered Certificates will be
                                     represented by one or more global
                                     Certificates  registered in the name of
                                     Cede & Co., as nominee of the DTC.

      PRICING SPEED:                 0% CPR (assuming the  Anticipated
                                     Repayment Date ("ARD") Loan prepays on its
                                     Anticipated  Repayment Date).

      UNDERWRITER:                   Bear, Stearns & Co. Inc.


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

                                                                              3
CERTIFICATE STRUCTURE SUMMARY

    DISTRIBUTION OF               The Available  Distribution Amount will be
    PRINCIPAL AND INTEREST:       applied as follows:  (i) accrued and unpaid
                                  interest to the Class A-1, A-2 and Class X
                                  Certificates, pro rata; (ii) principal to the Class A Certificates in reduction of their Certificate Balances: first to the Class A-1
                                  Certificates, then to the Class A-2
                                  Certificates in each case until their
                                  respective principal balances have been
                                  reduced to zero (provided that the Class B
                                  Certificates remain outstanding, otherwise, pro rata); (iii) Collateral Support Deficit payments to the class A certificates, pro rata, until all unreimbursed amounts thereof allocated to such certificates have been reimbursed in full; (iv) accrued and unpaid interest to the Class B Certificates; (v) principal to the Class B Certificates until the Class B Certificate Balance has been reduced to zero; (vi) Collateral Support
                                  Deficit to the Class B certificates, pro rata, until all unreimbursed amounts thereof allocated to such certificates have been reimbursed in full; and (vii) distributions of interest and then principal sequentially to the Class C through K Certificates in the same manner as the Class B Certificates described above. See page S-10 of the preliminary
                                  Prospectus Supplement.

    ALLOCATION OF LOSSES:         Losses from any Mortgage Loan will generally
                                  be allocated in reverse alphabetical order starting with Class K. Any losses allocable to the Class A Certificates will be allocated pro rata. See page S-78 of the preliminary Prospectus Supplement.

    REPORTS TO                    The Paying Agent will  furnish  each
    CERTIFICATEHOLDERS:           Certificateholder,  Bloomberg,  L.P.,  the
                                  Trepp Group and Charter Research Corporation with information regarding: (i) distributions of principal, interest and prepayment premiums on each Class of Certificates; (ii) the amount of P & I Advances, (iii) outstanding Mortgage
                                  Loan and Certificate Balances; (iv)
                                  delinquency and prepayment data; (v) and the amount of any Appraisal Reductions.

                                  The Servicer will provide a financial market publisher quarterly with certain current information with respect to the Mortgaged Properties, including current and original net operating income, debt service coverage ratios based upon borrowers' annual operating statements and occupancy rates, to the extent the Servicer has received such information from the borrowers pursuant to the related Mortgage Loan documents. Certificateholders may, at their own expense, obtain the same information from the Servicer by request. See page S-82 of the preliminary Prospectus Supplement.

    REPRESENTATIONS AND           The Mortgage Loan Seller will make certain
    WARRANTIES:                   representations  and warranties with respect
                                  to each Mortgage Loan. See page S-58 of the preliminary Prospectus Supplement.


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                              4

CERTIFICATE STRUCTURE SUMMARY (CONTINUED)

      SERVICER ADVANCING:         The Servicer will be required to make (i)
                                  P & I Advances (excluding principal Balloon
                                  Payments and any excess interest from the ARD
                                  Loan) and (ii) Servicing Advances through liquidation of the related Mortgage Loan, unless such Advances are determined by the Servicer to be Nonrecoverable Advances, and, in the case of P & I Advances, subject to the effect of any Appraisal Reductions that may occur. See page S-79 of the preliminary
                                  Prospectus Supplement.

      SPECIAL SERVICER            When a Mortgage Loan is more than 60 days
      RESPONSIBILITIES:           delinquent, or upon the occurrence of certain
                                  other events, the Servicer will transfer its servicing responsibilities to the Special
                                  Servicer. Material loan extensions and
                                  modifications will be carried out by the Special Servicer prior to servicing transfer.
                                  The Special Servicer has the flexibility to modify Loans, subject to the Servicing
                                  Standards set forth in the Pooling and
                                  Servicing Agreement and subject to certain other limitations described therein. See page
                                  S-95 of the preliminary Prospectus Supplement.

      APPRAISAL                   An appraisal will be obtained by
      REDUCTIONS:                 the Special Servicer if a Mortgage Loan
                                  becomes 120 days delinquent, or upon the occurrence of certain other events. An
                                  Appraisal Reduction may result, which would have the effect of reducing the amount of P &
                                  I Advances made by the Servicer and the voting rights of the most subordinate Class of Certificates then outstanding. See page S-81 of the preliminary Prospectus Supplement.

      PREPAYMENT                  100% of the Mortgage Loans  generally have
      RESTRICTIONS:               protection  against  voluntary  prepayment
                                  during their terms. 91.3% are locked out until their respective maturity dates (or, with respect to the ARD Loan, Anticipated Repayment
                                  Date), 1.3% require the payment of Yield
                                  Maintenance Charges until maturity. 5.3% are locked out until one to six months prior to maturity during which there are no restrictions on voluntary prepayment, the remaining 2.2% have Yield Maintenance until one to three months prior to maturity during which there are no restrictions on voluntary prepayment. See page S-40 of the preliminary
                                  Prospectus Supplement.

      LOCKOUT/ DEFEASANCE:        Loans representing 91.3% of the Initial Pool
                                  Balance prohibit all voluntary prepayments during the loan term. 5.3% of the Initial Pool
                                  Balance is located out until one to six months prior to maturity during which there are no restrictions on voluntary prepayment The terms of these loans representing, in the aggregate, 96.6% of the Initial Pool Balance grant the related borrower the option at any time, commencing generally three to four years after the date of origination, to substitute non-callable U.S. Treasury obligations for the Mortgaged Property and to obtain the release of the related Mortgage on the Mortgaged
                                  Property. Such U.S. Treasury obligations must provide for payments on or before each Due date and the Maturity Date in an amount at least equal to the amounts payable on each such date under the terms of the related
                                  Mortgaged Loan. No Yield Maintenance Charge or
                                  Prepayment Premium will be payable in
                                  connection with the release of a Mortgaged
                                  Property as described above. See page S-41 of the preliminary Prospectus Supplement.



-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

                                                                              5
CERTIFICATE STRUCTURE SUMMARY (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                           SUMMARY OF CALL PROTECTION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      PERCENTAGE OF
                                                                                 NUMBER OF     AGGREGATE CUT-OFF      INITIAL POOL
                               CALL PROTECTION                                     LOANS          DATE BALANCE           BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Locked-out through Maturity Date                                                    104          $436,231,516               91.26%
Locked-out through 1-3 months prior to Maturity Date                                 6             21,134,775                4.42
Locked-out through 4-6 months prior to Maturity Date                                 1              4,184,392                0.88
Lock-out/yield maintenance through Maturity Date                                     1              5,986,157                1.25
Lock-out/yield maintenance through 1-3 months prior to Maturity Date                 1             10,467,142                2.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                               113          $478,003,982              100.00%
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

                                                                              6



THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT



-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                              7

MORTGAGE LOAN/COLLATERAL SUMMARY


MORTGAGE POOL:                   The Mortgage Pool will consist of 83
                                 commercial, 27 multifamily and three
                                 manufactured housing community fixed-rate
                                 Mortgage Loans with an Initial Pool Balance of approximately $478,003,982 See pages S-36 through S-68 for more information on the Mortgage Loans. All statistics presented below and on the following pages are approximate and are based on the assumed composition of the Mortgage Pool.

CUT-OFF BALANCE:                 $478,003,982.

AVERAGE LOAN SIZE:               $4,230,124.

WA COUPON:                       7.1383%.

WA DSC:                          1.71x.

WA LTV AT CUT-OFF:               61.58%.

WA LTV AT MATURITY:              47.94%.

PROPERTY LOCATIONS:              Properties are located in 27 states with the
                                 largest concentrations in California (27.06%),
                                 New York (13.79%), and Connecticut (9.48%).

LARGEST LOANS:                   The largest Mortgage Loan represents
                                 approximately 4.36% of the Initial Pool
                                 Balance; the three largest Mortgage Loans represent 11.06%; the ten largest Mortgage
                                 Loans represent 25.54%.

SPONSOR CONCENTRATIONS:          Two groups of Mortgage  Loans made to
                                 affiliated borrowers each represent 6.7% of the Initial Pool Balance. There are no other sponsor concentrations in excess of 5% of the Initial Pool Balance.

REMAINING TERMS TO MATURITY:     Approximately 1.31% of the Mortgage Loans have
                                 remaining terms to maturity/ARD varying
                                 between 71-100 months, 72.56% of the Mortgage
                                 Loans have remaining terms to maturity/ARD varying between 101-120 months, 22.28% of the Mortgage Loans have remaining terms to maturity/ARD varying between 161-180, and the remaining 3.84% of the mortgage Loans have remaining terms to maturity/ARD varying between 181-240 months. There is one ARD loan which represents 0.94% of the Initial Pool
                                 Balance.

WA LOAN MATURITY:                Approximately 134 months.

BALLOON PAYMENTS:                Approximately 92.01% of the Mortgage Loans
                                 require balloon payments at maturity or, in the case of one loan representing approximately 0.94% of the Initial Pool balance, the Anticipated Repayment Date; the remaining 7.04% of the Mortgage Loans are fully amortizing.

INTEREST ACCRUAL PERIOD:         Approximately  98.96% of the Mortgage Loans
                                 accrue interest on a Actual/360 basis; the remaining 1.04% of the Mortgage Loans accrue interest on an 30/360 basis;


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

                                                                              8
MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)

    -----------------------------------------------------------------------------------------------------------
                                           TYPE OF MORTGAGED PROPERTIES
    -----------------------------------------------------------------------------------------------------------
                                                           AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
            PROPERTY TYPE             NUMBER OF LOANS             BALANCE                  POOL BALANCE
    -----------------------------------------------------------------------------------------------------------
    Multifamily                              27                 $126,035,635                     26.37%
    Office                                   19                  103,834,592                    21.72
    Retail, Anchored                         16                   72,431,441                    15.15
    Mixed-Use                                11                   42,949,005                     8.99
    Hotel                                    11                   42,856,126                     8.97
    Industrial/Warehouse                     11                   34,338,418                     7.18
    Retail, Unanchored                       10                   29,404,871                     6.15
    Manufactured Housing                     3                     7,006,375                     1.47
    Theater                                  1                     6,373,243                     1.33
    Ministorage                              2                     5,386,065                     1.13
    Multiple Property Type                   1                     3,896,489                     0.82
    Congregate Care                          1                     3,491,722                     0.73
    -----------------------------------------------------------------------------------------------------------
    TOTAL                                   113                 $478,003,982                     100.00%
    -----------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------
                                             MORTGAGE LOANS BY STATE
    -----------------------------------------------------------------------------------------------------------
                                        NUMBER OF          AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
               STATE                   PROPERTIES                 BALANCE                  POOL BALANCE
    -----------------------------------------------------------------------------------------------------------
    California                             33                   $129,356,158                    27.06%
    New York                               16                     65,927,878                    13.79
    Connecticut                            6                      45,301,636                     9.48
    Pennsylvania                           12                     37,070,587                     7.76
    New Jersey                             8                      31,960,986                     6.69
    22 Other States                        48                    168,386,737                    35.23
    -----------------------------------------------------------------------------------------------------------
    TOTAL                                 123                   $478,003,982                   100.00%
    -----------------------------------------------------------------------------------------------------------


    -----------------------------------------------------------------------------------------------------------
                                  RANGE OF MORTGAGE RATES AS OF THE CUT-OFF DATE
    -----------------------------------------------------------------------------------------------------------
             RANGE OF                                      AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
          MORTGAGE RATES             NUMBER OF LOANS              BALANCE                  POOL BALANCE
    -----------------------------------------------------------------------------------------------------------
        5.7500% to 6.2500%                 8                     $34,074,930                     7.13%
        6.2501% to 6.5000%                 9                      30,021,274                     6.28
        6.5001% to 6.7500%                 11                     47,806,225                    10.00
        6.7501% to 7.0000%                 25                    114,450,520                    23.94
        7.0001% to 7.2500%                 21                     82,695,929                    17.30
        7.2501% to 7.5000%                 11                     60,447,198                    12.65
        7.5001% to 7.7500%                 8                      37,734,208                     7.89
        7.7501% to 8.0000%                 6                      28,840,397                     6.03
        8.0001% to 8.2500%                 5                      21,123,640                     4.42
        8.2501% to 8.7500%                 8                      17,786,670                     3.72
        8.7501% to 9.2500%                 1                       3,022,991                     0.63
    -----------------------------------------------------------------------------------------------------------
    TOTAL                                 113                   $478,003,982                   100.00%
    -----------------------------------------------------------------------------------------------------------


      THE WEIGHTED AVERAGE MORTGAGE RATE AS OF THE CUT-OFF DATE IS 7.1383%.

-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

                                                                              9

    MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)



    -----------------------------------------------------------------------------------------------------------
                                          RANGE OF CUT-OFF DATE BALANCES
    -----------------------------------------------------------------------------------------------------------
                 RANGE OF
               CUT-OFF DATE                                         AGGREGATE          PERCENTAGE OF INITIAL
                 BALANCES                 NUMBER OF LOANS      CUT-OFF DATE BALANCE         POOL BALANCE
    -----------------------------------------------------------------------------------------------------------
    $0 to $999,999                               1                    $737,992                    0.15%
    $1,000,000 to $1,9999,999                   23                  36,846,086                    7.71
    $2,000,000 to $3,999,999                    42                 125,339,541                   26.22
    $4,000,000 to $5,999,999                    27                 127,707,288                   26.72
    $6,000,000 to $7,999,999                    11                  73,269,841                   15.33
    $8,000,000 to $9,999,999                     3                  28,348,930                    5.93
    $10,000,000 to $11,999,999                   3                  32,873,415                    6.88
    $14,000,000 to $15,999,999                   1                  14,100,000                    2.95
    $16,000,000 to $17,999,999                   1                  17,947,055                    3.75
    $20,000,000 to $24,999,999                   1                  20,833,835                    4.36
    -----------------------------------------------------------------------------------------------------------
                  TOTAL                         113               $478,003,982                  100.00%
    -----------------------------------------------------------------------------------------------------------

                               THE AVERAGE CUT-OFF DATE BALANCE IS $4,230,124.




    -----------------------------------------------------------------------------------------------------------
                           RANGE OF DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE
    -----------------------------------------------------------------------------------------------------------
             RANGE OF                                       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
               DSCRS                 NUMBER OF LOANS               BALANCE                 POOL BALANCE
    -----------------------------------------------------------------------------------------------------------
          1.25x to 1.29x                    1                      $6,965,929                    1.46%
          1.30x to 1.34x                    6                      45,034,634                    9.42
          1.35x to 1.39x                   10                      36,940,495                    7.73
          1.40x to 1.44x                   11                      43,835,382                    9.17
          1.45x to 1.49x                   13                      53,251,355                   11.14
          1.50x to 1.59x                   12                      64,790,803                   13.55
          1.60x to 1.69x                   17                      71,081,878                   14.87
          1.70x to 1.79x                    7                      30,997,261                    6.48
          1,80x to 1.89x                   11                      33,306,123                    6.97
          1.90x to 1.99x                    3                      10,958,628                    2.29
          2.00x to 2.49x                   13                      46,877,893                    9.81
          2.50x to 2.99x                    7                      28,678,443                    6.00
          3.00x to 6.49x                    2                       5,285,158                    1.11
    -----------------------------------------------------------------------------------------------------------
               TOTAL                       113                   $478,003,982                  100.00%
    -----------------------------------------------------------------------------------------------------------




           THE WEIGHTED AVERAGE DSCR AS OF THE CUT-OFF DATE IS 1.71X.



-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                             10

MORTGAGE LOAN/COLLATERAL SUMMARY (CONTINUED)


      -----------------------------------------------------------------------------------------------------------
                                      RANGE OF LTV RATIOS AS OF THE CUT-OFF DATE

      -----------------------------------------------------------------------------------------------------------
               RANGE OF                                       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
              LTV RATIOS               NUMBER OF LOANS               BALANCE                 POOL BALANCE
      -----------------------------------------------------------------------------------------------------------
           10.01% to 30.00%                   3                      $4,647,278                    0.97%
           30.01% to 40.00%                   9                      34,471,169                    7.21
           40.01% to 45.00%                   5                      19,154,963                    4.01
           45.01% to 50.00%                   3                      13,421,489                    2.81
           50.01% to 55.00%                  12                      37,293,000                    7.80
           55.01% to 60.00%                  14                      79,801,169                   16.69
           60.01% to 65.00%                  19                      71,869,653                   15.04
           65.01% to 70.00%                  17                      89,316,200                   18.69
           70.01% to 75.00%                  23                      97,394,957                   20.38
           75.01% to 80.00%                   8                      30,634,104                    6.41
      -----------------------------------------------------------------------------------------------------------
                 TOTAL                       113                   $478,003,982                  100.00%
      -----------------------------------------------------------------------------------------------------------

              THE WEIGHTED AVERAGE LTV AS OF THE CUT-OFF DATE IS 61.58%.


      -----------------------------------------------------------------------------------------------------------
                              RANGE OF LTV RATIOS AS OF THE MORTGAGE LOAN MATURITY DATES

      -----------------------------------------------------------------------------------------------------------
           RANGE OF MATURITY                                AGGREGATE CUT-OFF DATE      PERCENTAGE OF INITIAL
              LTV RATIOS              NUMBER OF LOANS               BALANCE                  POOL BALANCE
      -----------------------------------------------------------------------------------------------------------
            0.00% to 10.00%                 10                     $33,673,613                      7.04%
           10.01% to 20.00%                  2                       7,813,268                     1.63
           20.01% to 30.00%                  4                       9,319,668                     1.95
           30.01% to 35.00%                  5                      18,144,607                     3.80
           35.01% to 40.00%                  7                      35,194,734                     7.36
           40.01% to 45.00%                  9                      32,823,134                     6.87
           45.01% to 50.00%                 13                      51,184,079                    10.71
           50.01% to 55.00%                 18                      90,689,373                    18.97
           55.01% to 60.00%                 28                     123,631,284                    25.86
           60.01% to 65.00%                 11                      40,828,565                     8.54
           65.01% to 70.00%                  6                      34,701,658                     7.26
      -----------------------------------------------------------------------------------------------------------
                 TOTAL                      113                   $478,003,982                     100.00%
      -----------------------------------------------------------------------------------------------------------

           THE WEIGHTED AVERAGE LTV AS OF THE MATURITY DATE IS 47.94%.


      -----------------------------------------------------------------------------------------------------------
                                          RANGE OF REMAINING TERM IN MONTHS*

      -----------------------------------------------------------------------------------------------------------
       RANGE OF REMAINING TERMS                             AGGREGATE CUT-OFF DATE      PERCENTAGE OF INITIAL
                (MOS.)                NUMBER OF LOANS               BALANCE                  POOL BALANCE
      -----------------------------------------------------------------------------------------------------------
               71 to 100                     3                      $6,283,988                      1.31%
              101 to 120                    79                     346,859,756                    72.56
              161 to 180                    29                     106,505,753                    22.28
              181 to 240                     2                      18,354,485                     3.84
      -----------------------------------------------------------------------------------------------------------
                 TOTAL                      113                   $478,003,982                    100.00%
      -----------------------------------------------------------------------------------------------------------

      * Calculated with respect to the Anticipated Repayment Date for the ARD Loan.

THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY AS OF THE CUT-OFF DATE IS 134 MONTHS.


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

                                                                             11
TEN LARGEST MORTGAGE LOANS

                                                                                 WEIGHTED AVERAGES
                                                     ---------------------------------------------------------------------------

                          AGGREGATE     PERCENTAGE                  STATED        REMAINING              CUT-OFF      LTV RATIO
                           CUT-OFF      OF INITIAL   MORTGAGE      REMAINING     AMORT. TERM             DATE LTV        AT
     PROPERTY NAME       DATE BALANCE  POOL BALANCE    RATE      TERM (MO.)*      (MOS.)        DSCR      RATIO       MATURITY*
------------------------ ------------- ------------- ----------- -------------- -------------- --------- ----------- -----------
Founders Plaza & Tower 14 $20,833,835       4.36%      7.4550%        115            355        1.33x        67.64%      59.88%
Stonecrest                 17,947,055       3.75       6.7050%        116            356        1.55x        59.82%      51.92%
Clemens Place Apartments   14,100,000       2.95       7.6050%        120            360        1.46x        67.14%      59.46%
South Bay Marketplace      11,567,888       2.42       6.9350%        116            356        1.40x        74.63%      65.16%
Eden Center                10,838,385       2.27       7.0000%        232            232        2.65x        33.87%       1.12%
Clarendon Apartments       10,467,142       2.19       6.8125%        116            356        1.68x        62.30%      53.52%
Best Western Seven Seas     9,500,000       1.99       7.9400%        120            240        1.53x        56.21%      39.55%
Hamilton Station Apts       9,466,781       1.98       6.0150%        176            356        1.70x        67.62%      49.55%
Washington Commons          9,382,149       1.96       7.3500%        117            357        1.32x        75.66%      66.72%
240 West 35th Street        7,996,605       1.67       8.1500%        119            359        1.42x        57.12%      51.28%
------------------------ ------------- ------------- ----------- -------------- -------------- --------- ----------- -----------
TOTAL/WEIGHTED AVERAGE   $122,099,839      25.54%     7.1809%         132            337        1.58X        62.68%      50.98%

* Calculated with respect to the Anticipated Repayment Date for the ARD Loan.


FOUNDERS PLAZA AND TOWER 14 ($20,833,834.70). This Mortgage Loan is secured by two cross-collateralized and cross-defaulted mortgages. One such mortgage was in the original amount of $15,000,000 and is secured by Founders Plaza, two adjacent office buildings built on 20.2 acres of land in 1972 in East Hartford, Connecticut (the "Founders Property"). The other mortgage was in the original amount of $5,900,000, and is secured by Tower 14, a 251,683 square foot office building built on 3.8 acres of land in 1973 in the Northfield Center in Southfield, Michigan (the "Tower 14 Property"). The Cut-Off Date LTV is 67.64% based on a July 1998 appraised value of $30,800,000, of which amount $21,500,000 was attributable to the Founders Property and $9,300,000 to the Tower 14 Property. DSCR based on Underwritten Net Cash Flow is 1.33x. The borrower has the right to uncross the mortgages after February 1, 1999, provided, among other requirements, that the loan maintains a 75% LTV and a 1.38x DSCR. Additional debt is secured by these properties on a pari passu basis with the Mortgage Loan.

         The Founders Property is comprised of two buildings. 111 Founders Plaza is a 19 story, 242,106 square foot building whose major tenants are Phoenix Home Life Mutual Insurance Company leasing 44,882 square feet of net rentable area ("NRA") under a lease expiring May 2002 and Sprint Corporation (13,958 NRA) under a lease expiring September 2008. 111 Founders Plaza was 92% occupied as of December 11, 1998. 99 Founders Plaza, a 3 story, 148,000 square foot building, is occupied 100% by Fleet National Bank under a lease expiring December 2006 and is used as a regional lock box facility.

         The Tower 14 Property is a 14 story, 251,683 square foot building whose major tenants are Health Alliance Plan ("HAP"), the managed health care provider for General Motors, Ford and Chrysler, (60,626 NRA) under a lease expiring January 1999, Lutheran Social Service (37,201 NRA) under a lease expiring December 2007 and DAC of the United Methodist Church (9,736 NRA) under a lease expiring September 2000. The borrower has provided the mortgagee with a $1,000,000 irrevocable site draft letter of credit issued by Bank of America until HAP either renews its lease or the HAP space is leased to a tenant, and pursuant to terms approved by lender. The letter of credit may be drawn upon by Lender to make principal and interest payments due under the Loan Agreement after a default by Borrower. The Tower 14 Property was 80.6% occupied as of November 30, 1998.


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                             12

STONECREST ($17,947,054.90). This Mortgage Loan is secured by three low rise office buildings totaling 215,503 square feet built in 1991 on 10.3 acres of land in the Kearney Mesa section of San Diego, California. The buildings are 2, 3 and 6 stories. Stonecrest was 99.7% occupied as of November 2, 1998. Major tenants are Lucent Technologies Inc. (16,345 NRA) under a lease expiring October 1999, Well Point Health Network, Inc. (Blue Cross of California) (26,521 NRA) under a lease expiring September 2001, Paychex, Inc. (23,329 NRA) under a lease expiring March 2001 and ITT Educational Services (39,534 NRA) under a lease expiring February 2009. The Cut-Off Date LTV is 59.82% based on a September 1998 appraised value of $30,000,000. DSCR based on Underwritten Net Cash Flow is 1.55x.

CLEMENS PLACE APARTMENTS ($14,100,000.00). This Mortgage Loan is secured by 41 three and four story multifamily apartment buildings with 584 residential units and two commercial units built between 1915 and 1971 and renovated in the early 1980s ("the Property"). The Property is located in the West End of Hartford, Connecticut on 17.4 acres of land most of which is leased from the City of Hartford pursuant to a ground lease expiring in 2079 and a portion of which is held in fee simple. Clemens Place was 98.1% occupied as of October 1, 1998. The Property benefits from two Section 8 HUD contracts covering 173 units (29.7% of the total number of units). The Cut-Off Date LTV is 67.14% based on a July 1998 appraised value of $21,000,000. DSCR based on Underwritten Net Cash Flow is 1.46x.

SOUTH BAY MARKETPLACE ($11,567,888.28). This Mortgage Loan is secured by a strip center consisting of seven one story buildings totaling 154,668 square feet built in 1997 on 12.6 acres of land in San Diego, California. South Bay Marketplace was 100% occupied as of January 6, 1999. The major tenants are Auto Parts Club (42,560 NRA) under a lease expiring August 2008, Office Depot (30,686
NRA) under a lease expiring April 2012, Ross Stores (27,125 NRA) under a lease expiring January 2008 and Family Bargain Center (15,024 NRA) under a lease expiring May 2002. The Cut-Off Date LTV is 74.63% based on a October 1998 appraised value of $15,500,000. DSCR based on Underwritten Net Cash Flow is 1.40x.

EDEN CENTER ($10,838,384.65). This Mortgage Loan is secured by a shopping center and mini-mall consisting of 206,647 square feet built in stages between 1961 and 1996 on 16.0 acres of land in Falls Church, Virginia. The major tenants are Ames Department Stores (77,120 NRA) under a lease expiring July 2001 (subject to three remaining options held by the tenant to extend for five years each at below current market rates) and Olympus Gym (20,000 NRA) under a lease expiring in February 2002. Eden Center was 89.6% occupied as of September 30, 1998. The Cut-Off Date LTV is 33.87% based on a March 1998 appraised value of $32,000,000. DSCR based on Underwritten Net Cash Flow is 2.65x.

CLARENDON APARTMENTS ($10,467,141.83). This Mortgage Loan is secured by a 17-story, 128 residential unit, apartment building located at 247 East 28th Street on 0.319 acres of land in the Kipps Bay area of Manhattan. The borrower completed construction of the property in 1979. In addition to the multifamily rental units, the property contains a ground floor retail store currently leased and occupied by a Duane Reade drug store (3,850 NRA). As of November 1998, the property was 100% occupied. The Cut-Off date LTV is 62.3% based on an April 1998 appraised value of $16,800,000. The DSCR based on Underwritten Net Cashflow is 1.68x.

BEST WESTERN SEVEN SEAS LODGE ($9,500,000.00). This Mortgage Loan is secured by a 307 room, full service Best Western hotel situated in the Mission Valley section of San Diego, California (the "Property"). The property was originally constructed in 1967 and was substantially upgraded in 1995-1997. The six building development encompasses 91,335 square feet on 12.0 acres of land, and includes a 140 seat restaurant/coffee shop, a 50 seat cocktail lounge and an outdoor pool. The borrower's leasehold interest in the property exists by virtue of a ground lease which matures in August 2048. The property was 83.12% occupied during the 12 month period ending October 31, 1998. The Cut-Off Date LTV is 56.2% based on an appraised value of $16,900,000 as of September 15, 1998. DSCR based on Underwritten Net Cash Flow is 1.53x.

HAMILTON STATION APARTMENTS ($9,466,781.34). This Mortgage Loan is secured by 17 two and three story multifamily apartment buildings with 284 residential units built in three stages in 1985, 1986 and 1987 (the "Property"). The Property is located in Columbus, Georgia on 27.5 acres of land. Hamilton Station was 95.1% occupied as of December 22, 1998. The Cut-Off Date LTV is 67.62% based on a June 1998 appraised value of $14,000,000. DSCR based on Underwritten Net Cash Flow is 1.70x.




-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

                                                                             13
WASHINGTON COMMONS ($9,382,148.57). This Mortgage Loan is secured by a neighborhood shopping center and a 26 unit apartment building (23,000 NRA) built in 1997 on 6.6 acres of land in Dumont, New Jersey (the "Property"). The major tenants are Grand Union (44,282 NRA) under a lease expiring October 2017, Health Net (4,275 NRA) under a lease expiring June 2002 and Pet Valu (2,860 NRA) under a lease expiring October 2002. The property was 100% occupied as of September 1, 1998. The Cut-Off Date LTV is 75.66% based on a July 1998 appraised value of $12,400,000. DSCR based on Underwritten Net Cash Flow is 1.32x.

240 WEST 35TH STREET ($7,996,604.59). This Mortgage Loan is secured by a 160,279 square foot, 17 story office building situated on a 0.23 acres of land in New York City (the "Property"). The Property was originally developed in 1925 as a loft building catering to the garment industry and was subsequently converted to office use. As of December 1, 1998, the Property was 92.0% occupied. Major tenants include Mary McFadden (15,100 NRA) under a lease expiring June 2002, One Notch Up (8,500 NRA) under a lease expiring May 2004 and Emuna (8,100 NRA) under a lease expiring November 2000. The Cut-Off Date LTV is 57.12% based on an appraised value of $14,000,000. DSCR based on Underwritten Net Cash Flow is 1.42x.



-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                             14
PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES

RESTRICTIONS:                    100% of the Mortgage Loans generally have
                                 protection against voluntary prepayment during their terms. 91.26% are locked out until their respective maturity dates (or, with respect to the ARD Loan, Anticipated Repayment Date),
                                 1.25% require the payment of Yield Maintenance
                                 Charges until maturity. 5.30% are locked out until one to six months prior to maturity during which there are no restrictions on voluntary prepayment, the remaining 2.19% have Yield Maintenance until one to three months prior to maturity during which there are no restrictions on voluntary prepayment.

ALLOCATION OF YIELD              On any Distribution  Date, Yield  Maintenance
MAINTENANCE CHARGES:             Charges collected during the related Due Period
                                 will be distributed by the Paying Agent on the classes of Offered Certificates as follows: to each of the Class A, Class B, Class C, Class D and Class E Certificates, for each such Class an amount equal to the product of (a) a fraction, the numerator of which is the amount distributed as principal to such Class on such Distribution Date, and the denominator of which is the total amount distributed as principal to all classes of Certificates on such Distribution Date, (b) the Base Interest
                                 Fraction for the related principal prepayment and such class of Offered Certificates and (c) the aggregate amount of Yield Maintenance
                                 Charges collected on such principal prepayment during the related Due Period. Any Yield
                                 Maintenance Charges collected during the related Due Period remaining after such distributions will be distributed to the holders of the Class X Certificates.

                                 The "Base Interest Fraction" with respect to any principal prepayment on any Mortgage Loan and with respect to any class of Offered Certificates is a fraction (A) whose numerator is the greater of (x) zero and (y) the difference between (i) the Pass-Through Rate on such class of Offered Certificates and (ii) the Yield Rate used in calculating the Yield Maintenance Charge with respect to such principal prepayment and (B) whose denominator is the difference between (i) the Mortgage Rate on the related Mortgage Loan and (ii) the Yield Rate used in calculating the Yield Maintenance Charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. If such Yield Rate is greater than the Mortgage Rate on the related Mortgage Loan, then the Base Interest Fraction shall equal zero.

                                 No Yield Maintenance Charges will be
                                 distributed to holders of the Class F, Class G, Class H, Class I, Class J, Class K or Residual Certificates; instead, after the Certificate Principal Balances of the Class A, Class B, Class C, Class D and Class E Certificates have been reduced to zero, all Yield Maintenance Charges will be distributed to holders of the Class X Certificates.


The following table and graph summarizes the amounts and percentages of the Pool Balance which are subject to a Lockout Period, Yield Maintenance Charge or Prepayment Premium on an annual basis over the life of the Trust (assuming no loan prepayments, modifications, defaults or extensions).


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                             15
     PERCENTAGE OF REMAINING POOL BALANCE SUBJECT TO PREPAYMENT RESTRICTIONS
                     (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)

            REMAINING POOL BALANCE SUBJECT TO PREPAYMENT RESTRICTIONS

                             LOCKOUT - NOT
      PERIOD                    PREPAYABLE        > 1% OR YM  PREPAYABLE WITHOUT PENALTY           TOTALS
                      --------------------------------------------------------------------------------------------------
                         $ (MM)         %       $ (MM)     %        $ (MM)       %     $ (MM)     %        % OF IPB
     -------------------------------------------------------------------------------------------------------------------
     CURRENT
     PERIOD    2/1/99    478.0        100.0        -       0.0         -        0.0      478.0      100.0        100.0
     YEAR 1    2/1/00    471.7        100.0        -       0.0         -        0.0      471.7      100.0         98.7
     YEAR 2    2/1/01    465.0        100.0        -       0.0         -        0.0      465.0      100.0         97.3
     YEAR 3    2/1/02    457.7        100.0        -       0.0         -        0.0      457.7      100.0         95.7
     YEAR 4    2/1/03    444.1         98.7       5.7      1.3         -        0.0      449.8      100.0         94.1
     YEAR 5    2/1/04    425.9         96.5      15.5      3.5         -        0.0      441.4      100.0         92.3
     YEAR 6    2/1/05    417.2         96.5      15.2      3.5         -        0.0      432.4      100.0         90.5
     YEAR 7    2/1/06    405.7         96.4      15.0      3.6         -        0.0      420.6      100.0         88.0
     YEAR 8    2/1/07    392.4         96.4      14.7      3.6         -        0.0      407.1      100.0         85.2
     YEAR 9    2/1/08    381.7         96.4      14.4      3.6         -        0.0      396.1      100.0         82.9
     YEAR 10   2/1/09     92.9         94.8       5.1      5.2         -        0.0       98.1      100.0         20.5
     YEAR 11   2/1/10     89.2         94.7       5.0      5.3         -        0.0       94.2      100.0         19.7
     YEAR 12   2/1/11     85.1         94.6       4.9      5.4         -        0.0       90.0      100.0         18.8
     YEAR 13   2/1/12     80.8         94.4       4.8      5.6         -        0.0       85.5      100.0         17.9
     YEAR 14   2/1/13     76.1         94.3       4.6      5.7         -        0.0       80.7      100.0         16.9
     YEAR 15   2/1/14      7.0        100.0        -       0.0         -        0.0        7.0      100.0          1.5
     YEAR 16   2/1/15      5.7        100.0        -       0.0         -        0.0        5.7      100.0          1.2
     YEAR 17   2/1/16      4.3        100.0        -       0.0         -        0.0        4.3      100.0          0.9
     YEAR 18   2/1/17      2.8        100.0        -       0.0         -        0.0        2.8      100.0          0.6
     YEAR 19   2/1/18      1.3        100.0        -       0.0         -        0.0        1.3      100.0          0.3
     YEAR 20   2/1/19       -           0.0        -       0.0         -        0.0         -      100.0          0.0

As used above, "IPB" means Initial Pool Balance.
As used above, "UPB" means aggregate unpaid principal balance of all Mortgage Loans. As used above, "YM" means Yield Maintenance.


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                             16
                  PREPAYMENT PROTECTION ON THE MORTGAGE LOANS
                     (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)


                                 [PLOT POINTS]

        Lockout    > 1% or YM    Prepayable Without Penalty       Totals
      2/1/99   478             0                                0     478
      2/1/00   471.7           0                                0     471.7
      2/1/01   465             0                                0     465
      2/1/02   457.7           0                                0     457.7
      2/1/03   444.1           5.7                              0     449.8
      2/1/04   425.9          15.5                              0     441.4
      2/1/05   417.2          15.2                              0     432.4
      2/1/06   405.7          15                                0     420.6
      2/1/07   392.4          14.7                              0     407
      2/1/08   381.7          14.4                              0     396
      2/1/09    92.9           5.1                              0      98.1
      2/1/10    89.2           5                                0      94.2
      2/1/11    85.1           4.9                              0      90
      2/1/12    80.8           4.8                              0      85.5
      2/1/13    76.1           4.6                              0      80.7
      2/1/14     7             0                                0       7
      2/1/15     5.7           0                                0       5.7
      2/1/16     4.3           0                                0       4.3
      2/1/17     2.8           0                                0       2.8
      2/1/18     1.3           0                                0       1.3
      2/1/19     0             0                                0       0


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

                                                                             17

                                                                           PROPERTY   NO. OF
 LOAN #         LOAN NAME           PROPERTY NAME        CITY      STATE     TYPE     PROPERTIES OCCUPANCY
------------------------------------------------------------------------------------------------------------
11969    FOUNDERS PLAZA & TOWER 14                                        OFFICE          2
  11969A                         Founders Plaza      East Hartford CT     Office          1           95.1%
  11969B                         Tower 14            Southfield    MI     Office          1           80.6%
16464    Stonecrest              Stonecrest          San Diego     CA     Office          1           99.7%
9691     Clemens Place           Clemens Place       Hartford      CT     Multifamily     1           98.1%
         Apartments              Apartments
16462    South Bay Marketplace   South Bay           San Diego     CA     Retail,         1          100.0%
                                 Marketplace                              Anchored
8484     Eden Center             Eden Center         Falls Church  VA     Retail,         1           89.6%
                                                                          Anchored
16363    Clarendon Apartments    Claredon Apartments New York      NY     Multifamily     1          100.0%
17918    Best Western Seven Seas Best Western Seven  San Diego     CA     Hotel           1           83.1%
                                 Seas
8747     Hamilton Station        Hamilton Station    Columbus      GA     Multifamily     1           95.1%
         Apartments              Apartments
9529     Washington  Commons     Washington  Commons Dumont        NJ     Mixed-Use       1          100.0%
17820    240 West 35th Street    240 West 35th       New York      NY     Office          1           92.0%
                                 Street
9144     Regent Place Apartments Regent Place        Los Angeles   CA     Multifamily     1          100.0%
                                 Apartments
9100     PATIDAR HOTEL PORTFOLIO                                          HOTEL           4
   9100A                         Comfort Inn West    West          PA     Hotel           1           68.0%
                                 Middlesex           Middlesex
   9100B                         Comfort Inn Elyria  Elyria        OH     Hotel           1           68.5%
   9100C                         Days Inn Georgetown Georgetown    KY     Hotel           1           63.9%
   9100D                         Holiday Inn Medina  Medina        OH     Hotel           1           61.7%
16771    Central Park Mews       Central Park Mews   New York      NY     Multifamily     1           97.0%
9586     Gateway West Shopping   Gateway West        Dover         DE     Retail,         1           82.8%
         Center                  Shopping Center                          Anchored
11853    1380 University Avenue  1380 University     Bronx         NY     Multifamily     1           97.8%
                                 Avenue
8722     The Lakes Apartment     The Lakes           Columbus      GA     Multifamily     1           98.8%
         Complex                 Apartment Complex
9412     Crown Theater           Crown Theater       Trumbull      CT     Theater         1          100.0%
16718    Gateway Inn             Gateway Inn         Orlando       FL     Hotel           1           89.3%
8548     Hyde Park Office        Hyde Park Office    Doylestown    PA     Office          1          100.0%
         Condominiums            Condominiums
11931    580 Broadway            580 Broadway        New York      NY     Office          1           99.3%
12073    Stoneridge Corporate    Stoneridge          Uwchlan       PA     Office          1           96.6%
         Park                    Corporate Park

                          (TABLE CONTINUED FROM ABOVE)


CUT-OFF     % OF INITIAL POOL     GROSS MORTGAGE       MATURITY             CUT-OFF    MATURITY
BALANCE          BALANCE               RATE              DATE      DSCR       LTV         LTV
-------------------------------------------------------------------------------------------------
$20,833,834.70    4.36%                7.4550%         09/01/08    1.33X    67.64%      59.88%



 17,947,054.90    3.75%                6.7050%         10/01/08     1.55    59.82%      51.92%

 14,100,000.00    2.95%                7.6050%         02/01/09     1.46    67.14%      59.46%

 11,567,888.28    2.42%                6.9350%         10/01/08     1.40    74.63%      65.16%

 10,838,384.65    2.27%                7.0000%         06/01/18     2.65    33.87%      1.12%

 10,467,141.83    2.19%                6.8125%         10/01/08     1.68    62.30%      53.52%

  9,500,000.00    1.99%                7.9400%         02/01/09     1.53    56.21%      39.55%

  9,466,781.34    1.98%                6.0150%         10/01/13     1.70    67.62%      49.55%

  9,382,148.57    1.96%                7.3500%         11/01/08     1.32    75.66%      66.72%

  7,996,604.59    1.67%                8.1500%         01/01/09     1.42    57.12%      51.28%

  7,516,100.56    1.57%                6.9100%         08/01/18     1.51    58.26%      1.87%

  6,080,000.00    1.27%                7.6200%         02/01/09     2.18    58.13%      40.44%





  6,978,073.89    1.46%                6.4600%         10/01/08     2.42    43.61%      37.60%

  6,965,929.20    1.46%                7.1900%         09/01/08     1.28    64.26%      51.98%

  6,479,346.66    1.36%                7.2500%         11/01/08     1.37    69.19%      55.95%

  6,377,621.11    1.33%                6.0150%         10/01/13     1.63    73.73%      54.03%

  6,373,242.79    1.33%                7.2500%         10/01/08     1.38    74.54%      60.35%

  6,400,000.00    1.34%                8.2500%         02/01/09     1.76    53.33%      44.26%

  6,083,091.08    1.27%                6.9300%         10/01/13     1.60    73.29%      56.05%

  6,019,831.38    1.26%                7.1500%         01/01/14     2.27    37.62%      15.72%

  5,986,156.80    1.25%                6.6000%         11/01/13     2.16    46.77%      35.20%





-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1

                                                                             18

                                                                           PROPERTY   NO. OF
 LOAN #         LOAN NAME           PROPERTY NAME        CITY      STATE     TYPE     PROPERTIES OCCUPANCY
------------------------------------------------------------------------------------------------------------
9291     Airport Thruway Plaza   Airport Thruway     Columbus      GA     Retail,         1           93.9%
                                 Plaza                                    Unanchored
16814    Timonium Crossing S.C.  Timonium Crossing   Timonium      MD     Retail,         1           94.8%
                                 S.C.                                     Unanchored
5193     Encino Medical Tower    Encino Medical      Encino        CA     Office          1           87.2%
                                 Tower
17735    42 W. 48th Street       42 W. 48th Street   New York      NY     Office          1          100.0%
6073     155 Spring Street       155 Spring Street   New York      NY     Mixed-Use       1           84.6%
11472    Ramada Inn & Holiday    Ramada Inn/Holiday  Brownsville   TX     Hotel           1           67.7%
         Inn                     Inn
16823    Simi Commerce Center    Simi Commerce       Simi Valley   CA     Industrial/     1           97.8%
                                 Center                                   Warehouse
11423    Tropicana Royale        Tropicana Royale    Las Vegas     NV     Multifamily     1           93.5%
         Apartments              Apartments
11516    Kingsbury Square        Kingsbury Square    Kingstown     MA     Retail,         1          100.0%
                                                                          Anchored
11721    Strathmore/Orkney       Strathmore/Orkney   Boston        MA     Multifamily     1           97.0%
         Realty Trust            Realty Trust
9056     Highlander Shopping     Highlander          Arcadia       CA     Retail,         1          100.0%
         Center                  Shopping Center                          Anchored
16561    Landmark West           Landmark West       Newton        NJ     Multifamily     1           98.2%
         Apartments              Apartments
16496    Hancock Plaza           Hancock Plaza       Phoenix       AZ     Retail,         1          100.0%
                                                                          Anchored
11839    Pitney Bowes            Pitney Bowes        Danbury       CT     Industrial/     1          100.0%
                                                                          Warehouse
9565     Washington Tower        Washington Tower    Dallas        TX     Office          1           93.2%
9513     Cohas Brook Shopping    Cohas Brook         Manchester    NH     Retail,         1          100.0%
         Center                  Shopping Center                          Anchored
8939     Sutter Square Galleria  Sutter Square       Sacramento    CA     Mixed-Use       1           96.5%
                                 Galleria
17637    HIGHLAND CHATEAU &                                               MULTIFAMILY     2
         SEWARD FLATS
  17637A                         Highland Chateau    Duluth        MN     Multifamily     1          100.0%
  17637B                         Seward Flats        Minneapolis   MN     Multifamily     1          100.0%
9709     Evergreen Valley Plaza  Evergreen Valley    San Jose      CA     Retail,         1           96.7%
                                 Plaza                                    Anchored
9424     Brookwood Mobile Home   Brookwood Mobile    West Fargo    ND     Manufactured    1           99.2%
         Park                    Home Park                                Housing
9556     Victoria Inn Apartments Victoria Inn        Longmont      CO     Multifamily     1           99.1%
                                 Apartments
16936    Mobius Management       Mobius Management   Rye           NY     Office          1          100.0%
         Systems                 Systems
12147    Kingman Square          Kingman Square      Kingman       AZ     Retail,         1           97.8%
                                                                          Anchored



                          (TABLE CONTINUED FROM ABOVE)

CUT-OFF     % OF INITIAL POOL      GROSS MORTGAGE       MATURITY             CUT-OFF    MATURITY
BALANCE          BALANCE                RATE              DATE      DSCR       LTV         LTV
-------------------------------------------------------------------------------------------------
5,784,051.28      1.21%                6.9600%         10/01/13     1.83    59.32%      45.43%

5,596,985.92      1.17%                7.4750%         01/01/09     1.63    58.30%      51.50%

5,550,946.67      1.16%                7.9700%         05/01/08     1.45    65.31%      57.53%

5,496,817.11      1.15%                7.2500%         01/01/09     2.26    45.81%      40.23%

5,478,561.51      1.15%                7.1250%         08/01/13     1.94    58.91%      45.47%

5,354,937.81      1.12%                7.8000%         10/01/08     1.71    61.55%      50.64%

5,039,855.62      1.05%                7.1400%         11/01/13     1.43    74.66%      57.59%

4,987,126.66      1.04%                6.1500%         11/01/08     2.93    37.50%      32.02%

4,977,854.14      1.04%                6.9600%         10/01/13     1.89    53.53%      33.93%

4,972,654.50      1.04%                6.4000%         10/01/08     1.56    61.39%      47.71%

4,679,984.89      0.98%                6.9500%         08/01/13     1.85    62.40%      47.84%

4,596,973.85      0.96%                6.8300%         01/01/09     1.65    64.75%      56.25%

4,501,162.50      0.94%                8.1500%         12/01/08     1.33    71.45%      64.19%

4,394,971.78      0.92%                7.3000%         12/01/08     2.07    43.95%      38.68%

4,284,147.62      0.90%                6.8600%         09/01/08     1.68    68.00%      59.30%

4,275,391.78      0.89%                6.9600%         10/01/08     1.38    71.26%      57.00%

4,240,876.43      0.89%                6.8850%         11/01/08     1.69    70.68%      61.59%

4,222,597.28      0.88%                7.3050%         01/01/09     1.48    74.74%      65.73%



4,220,657.19      0.88%                7.2300%         07/01/08     1.47    60.99%      53.78%

4,211,360.45      0.88%                6.3400%         10/01/08     1.71    64.79%      55.68%

4,184,392.31      0.88%                5.7600%         10/01/08     1.98    70.92%      59.95%

4,176,695.99      0.87%                7.6600%         12/01/13     1.30    58.83%      1.28%

4,146,242.00      0.87%                7.9850%         12/01/08     1.33    73.06%      65.38%


-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                             19

                                                                           PROPERTY   NO. OF
 LOAN #         LOAN NAME           PROPERTY NAME        CITY      STATE     TYPE     PROPERTIES OCCUPANCY
------------------------------------------------------------------------------------------------------------
16826    Ventura Business Park   Ventura Business    Ventura       CA     Industrial/     1           87.2%
         II                      Park II                                  Warehouse
11506    Woodstream Apartments   Woodstream          Marlton       NJ     Multifamily     1           95.3%
                                 Apartments
11997    Kittridge Apartments    Kittridge           Van Nuys      CA     Multifamily     1          100.0%
                                 Apartments
12022    North Village           North Village       St. Cloud     MN     Multifamily     1          100.0%
         Apartments              Apartments
6561     Aborn Shopping Center   Aborn Shopping      San Jose      CA     Retail,         1           96.1%
                                 Center                                   Unanchored
11868    144 East 44th Street    144 East 44th       New York      NY     Office          1          100.0%
                                 Street
9491     Main Street Commons     Main Street Commons Bethlehem     PA     Mixed-Use       1           97.3%
11895    DIXON LANDING &                                                  MULTIPLE        2
         BRANHAM SELF STORAGE                                             PROPERTY
                                                                          TYPE
  11895A                         Dixon Landing       Milpitas      CA     Retail,         1           96.4%
                                 Center                                   Unanchored
  11895B                         Branham             San Jose      CA     Ministorage     1          100.0%
                                 Self-Storage
16830    Newbury Park Commerce   Newbury Park        Newbury Park  CA     Industrial/     1           98.6%
         Center                  Commerce Center                          Warehouse
12074    325 East Main Street    325 East Main       Newark        DE     Mixed-Use       1           92.9%
                                 Street
11102    1509 Glen Avenue        1509 Glen Avenue    Moorestown    NJ     Industrial/     1          100.0%
         Associates              Associates                               Warehouse
11552    Lake Hills Shopping     Lake Hills          Fairfield     CT     Mixed-Use       1           98.8%
         Center                  Shopping Center
8487     World Gym Plaza         World Gym Plaza     Northfield    NJ     Retail,         1          100.0%
                                                                          Unanchored
12075    123 East Main Street    123 East Main       Newark        DE     Mixed-Use       1           92.3%
                                 Street
11279    The Springs of          The Springs of      Scottsdale    AZ     Congregate      1           98.5%
         Scottsdale              Scottsdale                               Care
17138    Holiday Inn Express     Holiday Inn Express Allentown     PA     Hotel           1           74.5%
6019     525 Broadway            525 Broadway        Santa Monica  CA     Office          1          100.0%
17702    Camino Encinitas Plaza  Camino Encinitas    Encinitas     CA     Retail,         1           97.7%
                                 Plaza                                    Unanchored
11978    Timber Creek Apartments Timber Creek        Niles         OH     Multifamily     1           97.7%
                                 Apartments
12252    Narberth Hall           Narberth Hall       Narberth      PA     Multifamily     1          100.0%
         Apartments              Apartments
9125     Wyndmoor Garden         Wyndmoor Gardens    Chestnut Hill PA     Multifamily     1           97.7%
         Apartments
11207    Encanto Plaza           Encanto Plaza       Phoenix       AZ     Industrial/     1          100.0%
                                                                          Warehouse


                          (TABLE CONTINUED FROM ABOVE)

CUT-OFF     % OF INITIAL POOL     GROSS MORTGAGE       MATURITY             CUT-OFF    MATURITY
BALANCE          BALANCE               RATE              DATE      DSCR       LTV         LTV
-------------------------------------------------------------------------------------------------
4,141,663.53      0.87%                7.1400%         11/01/13     1.45    67.90%      52.37%

4,116,455.03      0.86%                6.8200%         07/01/08     1.46    77.67%      62.30%

4,087,766.98      0.86%                6.6500%         10/01/08     1.57    78.01%      67.60%

3,991,112.42      0.83%                6.7500%         11/01/08     1.61    66.52%      57.75%

3,986,631.56      0.83%                6.9900%         11/01/08     1.83    50.79%      40.75%

3,986,333.66      0.83%                6.8750%         11/01/08     1.53    53.15%      42.49%

3,929,207.95      0.82%                7.3800%         09/01/13     1.56    72.76%      47.19%

3,896,488.98      0.82%                7.6500%         01/01/09     1.61    60.32%      49.25%



3,892,165.73      0.81%                7.1400%         11/01/13     1.45    71.42%      55.09%

3,891,331.65      0.81%                6.7000%         12/01/08     1.37    79.41%      63.07%

3,734,276.13      0.78%                7.0100%         08/01/08     1.66    70.46%      61.73%

3,687,541.57      0.77%                6.1700%         10/01/08     2.73    40.97%      35.04%

3,494,612.54      0.73%                8.3200%         12/01/08     1.44    68.52%      57.09%

3,492,381.60      0.73%                6.8000%         12/01/08     1.39    79.83%      63.60%

3,491,722.06      0.73%                6.5000%         11/01/08     3.70    34.74%      29.96%

3,457,382.85      0.72%                8.3750%         01/01/09     1.61    62.86%      52.40%

3,446,735.31      0.72%                6.7400%         06/01/08     1.65    50.03%      34.26%

3,296,925.79      0.69%                7.5000%         01/01/09     1.53    64.02%      52.04%

3,347,989.69      0.70%                7.1340%         01/01/14     1.86    51.51%      39.66%

3,237,860.97      0.68%                6.4000%         11/01/08     1.46    74.61%      58.76%

3,138,435.59      0.66%                6.7606%         09/01/08     1.38    73.85%      64.22%

3,080,120.88      0.64%                7.2500%         08/01/08     1.37    71.63%      58.13%



-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                             20

                                                                            PROPERTY   NO. OF
 LOAN #         LOAN NAME           PROPERTY NAME        CITY      STATE      TYPE     PROPERTIES  OCCUPANCY
------------------------------------------------------------------------------------------------------------
17027    Budwey's Plaza          Budwey's Plaza      North         NY     Retail,          1          86.4%
         Shopping Center         Shopping Center     Tonawanda            Anchored
16820    Simi Business Park West Simi Business Park  Simi Valley   CA     Industrial/      1          97.0%
                                 West                                     Warehouse
12178    The Drexel Building     The Drexel Building Philadelphia  PA     Office           1         100.0%
16609    Simi Lock-up            Simi Lock-up        Simi Valley   CA     Ministorage      1          96.9%
11162    PINE BEIL PORTFOLIO                                              MULTIFAMILY      3
  11162A                         37 Charles Street   New York      NY     Multifamily      1         100.0%
  11162B                         234 East 81 Street  New York      NY     Multifamily      1         100.0%
  11162C                         105 East 37 Street  New York      NY     Multifamily      1         100.0%
12203    REX HAVEN & REX                                                  MULTIFAMILY      2
         TERRACE APARTMENTS
  12203A                         Rex Haven           Village of    FL     Multifamily      1         100.0%
                                 Apartments          Palm Springs
  12203B                         Rex Terrace         Village of    FL     Multifamily      1         100.0%
                                 Apartments          Palm Springs
11999    Holiday Inn Express     Holiday Inn Express Lathrop       CA     Hotel            1          78.9%
11116    Madison Plaza           Madison Plaza       Madison       NJ     Retail,          1          97.7%
                                                                          Anchored
11411    People's Storage        People's Self       Everett       WA     Ministorage      1          92.0%
                                 Storage
16393    Lomas Santa Fe Center   Lomas Santa Fe      San Diego     CA     Retail,          1          97.6%
                                 Center              County               Anchored
16498    Engine Supply Co        Engine Supply Co    Phoenix       AZ     Industrial/      1         100.0%
                                                                          Warehouse
9327     Green Countrie          Green Countrie      Philadelphia  PA     Multifamily      1          97.3%
         Apartments              Apartments
9382     Colonial Grand Pacific  Colonial Grand      Seattle       WA     Mixed-Use        1         100.0%
         Building                Pacific Building
11687    Windom Gables Townhomes Windom Gables       Minneapolis   MN     Multifamily      1          99.4%
                                 Townhomes
9422     Houma Kmart             Houma Kmart         Houma         LA     Retail,          1         100.0%
                                                                          Anchored
11845    Midtown Mall            Midtown Mall        Sanford       ME     Mixed-Use        1          98.7%
16829    Ventura Business Park   Ventura Business    Ventura       CA     Industrial/      1          94.0%
         III                     Park III                                 Warehouse
12033    Montclair Arms          Montclair Arms      Montclair     NJ     Multifamily      1         100.0%
         Apartments              Apartments
9280     The Arbor Plaza         The Arbor Plaza     Saginaw       MI     Retail,          1         100.0%
                                                                          Anchored
12253    Merion Court Apartments Merion Court        Bala Cynwyd   PA     Multifamily      1          98.0%
                                 Apartments
16957    200-204 Santa Monica    200-204 Santa       Santa Monica  CA     Mixed-Use        1         100.0%
         Blvd.                   Monica Blvd.


                          (TABLE CONTINUED FROM ABOVE)


CUT-OFF     % OF INITIAL POOL      GROSS MORTGAGE       MATURITY             CUT-OFF    MATURITY
BALANCE          BALANCE                RATE              DATE      DSCR       LTV         LTV
-------------------------------------------------------------------------------------------------
3,022,990.88      0.63%                8.8750%         01/01/09     1.41     58.13%     49.13%

2,969,023.86      0.62%                7.1400%         11/01/13     1.42     74.23%     57.25%

2,891,635.54      0.60%                6.7800%         10/01/08     1.64     68.85%     59.87%

2,794,375.39      0.58%                7.1400%         11/01/13     2.76     43.66%     33.68%

2,731,669.14      0.57%                7.0500%         08/01/08     1.50     71.32%     57.54%




2,698,582.43      0.56%                7.5500%         01/01/09     1.47     72.93%     64.55%



2,645,267.70      0.55%                7.7000%         12/01/08     1.80     68.71%     56.25%

2,633,702.98      0.55%                6.5500%         09/01/08     2.57     30.27%     24.02%

2,591,689.94      0.54%                7.2200%         11/01/08     1.59     64.79%     52.35%

2,483,822.90      0.52%                6.9340%         05/01/13     1.49     66.64%     51.19%

2,465,191.42      0.52%                7.7000%         11/01/05     1.38     73.37%     62.50%

2,430,143.29      0.51%                6.8060%         07/01/06     2.44     55.42%     47.39%

2,383,684.49      0.50%                7.4000%         01/01/09     1.61     63.56%     56.04%

2,343,498.13      0.49%                6.4000%         10/01/08     1.69     39.32%      0.32%

2,332,820.79      0.49%                7.3350%         07/01/08     1.50     68.61%     55.88%

2,293,720.33      0.48%                8.0000%         11/01/08     1.41     66.48%     54.95%

2,270,430.01      0.47%                7.1400%         11/01/13     1.42     72.08%     55.60%

2,235,631.52      0.47%                7.3100%         12/01/08     1.37     72.12%     58.36%

2,192,375.45      0.46%                6.8000%         11/01/13     1.40     78.30%     49.15%

2,176,629.82      0.46%                6.5900%         09/01/08     1.45     77.05%     61.21%

2,175,000.00      0.46%                7.1250%         02/01/09     2.03     51.79%     45.30%



-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                             21

                                                                            PROPERTY   NO. OF                  CUT-OFF
 LOAN #         LOAN NAME           PROPERTY NAME        CITY      STATE      TYPE     PROPERTIES  OCCUPANCY   BALANCE
--------------------------------------------------------------------------------------------------------------------------
17417    Holiday Inn Express     Holiday Inn Express St.           OH     Hotel            1          70.0%  2,098,397.56
                                                     Clairsville
17137    Comfort Inn - Black Mt. Comfort Inn -       Black         NC     Hotel            1          63.8%  1,898,579.04
                                 Black Mt.           Mountain
17140    Comfort Inn - Concord   Comfort Inn -       Concord       CA     Hotel            1          78.2%  2,000,000.00
                                 Concord
11647    3344 Castle Heights     3344 Castle         Los Angeles   CA     Multifamily      1         100.0%  1,995,211.18
         Apartments              Heights Apartments
17194    101 Broadway            101 Broadway        Santa Monica  CA     Mixed-Use        1         100.0%  1,994,550.49

11260    1630-38 12th Street     Radical Media       Santa Monica  CA     Office           1         100.0%  1,938,515.04

9072     Tully Road Shopping     Tully Road          San Jose      CA     Retail,          1         100.0%  1,838,389.58
         Center                  Shopping Center                          Unanchored
17704    Holiday Inn Express     Holiday Inn Express Chattanooga   TN     Hotel            1          67.0%  1,828,277.20

12257    Yellowstone Shopping    Yellowstone         Forest Hills  NY     Retail,          1         100.0%  1,798,796.56
         Center                  Shopping Center     (Queens)             Anchored
11851    Turnpike Shopping       Turnpike Shopping   Fairfield     CT     Retail,          1         100.0%  1,793,436.42
         Center                  Center                                   Anchored
11098    Lowden Gardens          Lowden Gardens      Long Branch   NJ     Multifamily      1          97.5%  1,767,185.64

11599    Sandy Plaza             Sandy Plaza         Portland      OR     Retail,          1          91.5%  1,671,981.15
                                                                          Unanchored
11265    Multi-Media Office      Multi-Media Office  Santa Monica  CA     Office           1         100.0%  1,639,515.29

5296     Comfort Inn             Comfort Inn         Holland       MI     Hotel            1          50.2%  1,593,283.73

17741    Silent Valley MHP       Silent Valley MHP   Lockhart      TX     Manufactured     1          93.2%  1,500,000.00
                                                                          Housing
12050    Hilltop Shopping Center Hilltop Shopping    Baltimore     MD     Retail,          1         100.0%  1,487,880.56
                                 Center                                   Unanchored
11639    MAI Chaimson            MAI Chaimson        Columbia      MD     Office           1         100.0%  1,465,783.38
         Headquarters            Headquarters
17187    North La Cienega        North La Cienega    West          CA     Retail,          1         100.0%  1,509,420.92
         Retail Center           Retail Center       Hollywood            Unanchored
11272    Fox Hill Park Offices   Fox Hills Park      Culver City   CA     Office           1          97.1%  1,395,446.43
                                 Offices
11384    Fox Hill Garden Offices Fox Hill Garden     Culver City   CA     Office           1          89.5%  1,395,446.43
                                 Offices
9328     Abbey House             Abbey House         Philadelphia  PA     Multifamily      1          96.5%  1,388,653.31

16956    Silicon Graphics        Silicon Graphics    Santa Monica  CA     Office           1         100.0%  1,300,000.00

6129     Santa Fe Center         Santa Fe Center     Phoenix       AZ     Industrial/      1          96.6%  1,295,673.80
                                                                          Warehouse


                          (TABLE CONTINUED FROM ABOVE)


% OF
INITIAL
POOL          GROSS MORTGAGE          MATURITY                    CUT-OFF   MATURITY
BALANCE            RATE                DATE              DSCR        LTV       LTV
---------------------------------------------------------------------------------------
 0.44%           8.3400%              01/01/09           1.79      63.59%    52.96%
 0.40%           8.4200%              01/01/09           1.57      60.27%    50.31%
 0.42%           8.2700%              02/01/09           1.73      53.33%    44.29%
 0.42%           6.4500%              11/01/08           1.61      67.63%    58.25%
 0.42%           7.8000%              01/01/14           1.33      53.91%     1.19%
 0.41%           6.2100%              10/01/13           2.57      47.28%    34.98%
 0.38%           7.3600%              08/01/08           1.86      54.07%    44.02%
 0.38%           8.5000%              01/01/09           1.84      63.04%    50.25%
 0.38%           6.7750%              01/01/09           2.80      28.78%    24.96%
 0.38%           5.8400%              10/01/08           6.34      18.30%    15.50%
 0.37%           6.8200%              08/01/13           1.85      60.94%    46.45%
 0.35%           7.6600%              12/01/08           1.46      64.31%    52.58%
 0.34%           6.2100%              10/01/13           2.32      54.65%    40.43%
 0.33%           7.2300%              10/01/08           2.28      68.68%    55.57%
 0.31%           8.6200%              02/01/14           1.41      52.63%     1.39%
 0.31%           8.2500%              11/01/13           1.40      59.52%     1.48%
 0.31%           6.9400%              10/01/08           1.72      35.75%     0.33%
 0.32%           8.4100%              01/01/09           1.38      62.89%    56.80%
 0.29%           6.3100%              10/01/13           1.82      56.96%    42.33%
 0.29%           6.3100%              10/01/13           2.27      39.87%    29.63%
 0.29%           6.8060%              07/01/06           2.22      58.22%    49.79%
 0.27%           7.1250%              02/01/09           2.35      43.33%    37.91%
 0.27%           6.6900%              07/01/13           1.94      34.10%     0.60%



-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 1999-C1
                                                                             22

                                                                            PROPERTY   NO. OF
 LOAN #         LOAN NAME           PROPERTY NAME        CITY      STATE      TYPE     PROPERTIES
-------------------------------------------------------------------------------------------------
8673     MEADOW VALLEY & VALLEY  MEADOW VALLEY & VALLEY STREAM MHP        MANUFACTURED     2
         STREAM MHP                                                       HOUSING
   8673A                         Meadow Valley       Unadilla      NY     Manufactured     1
                                                                          Housing
   8673B                         Valley Stream       Laurens       NY     Manufactured     1
                                                                          Housing
6131     Southwest Industrial    Southwest           Phoenix       AZ     Industrial/      1
         Center                  Industrial Center                        Warehouse
9436     3424 Simpson Ferry Road 3424 Simpson Ferry  Camp Allen    PA     Retail,          1
                                 Road                                     Unanchored
=================================================================================================


                          (TABLE CONTINUED FROM ABOVE)




                                  % OF INITIAL POOL      GROSS     MATURITY   DSCR     CUT-OFF   MATURITY
OCCUPANCY    CUT-OFF BALANCE           BALANCE       MORTGAGE RATE  DATE                  LTV       LTV
------------------------------------------------------------------------------------------------------------
                                        0.27%           6.7000%    09/01/08   1.63      76.18%     66.16%
                    1,295,014.83
   97.4%
   97.4%
   94.0%                                0.22%           6.7050%    7/1/08     1.84      26.38%     0.24%
                    1,055,045.28
  100.0%                                0.15%           8.0300%    11/1/08    1.47      67.09%     55.50%
                      737,992.20
============================================================================================================




-------------------------------------------------------------------------------
THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING BEAR STEARNS' STATEMENT REGARDING ASUMPTIONS AS TO SECURITIES, PRICING ESTIMAMTES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.